Capital and Operating Lease Commitments	12 Months Ended
Dec. 31, 2010
Capital and Operating Lease Commitments
10.      Capital and Operating Lease Commitments

We had no material commitments for capital expenses or commitments extending beyond three years as of December 31, 2010.  The following table represents our contractual obligations and commitments at December 31, 2010 (in thousands of U.S. dollars):
	Less than 1 year	1-3 years	Total
Property Lease (1)	$5	$-	$5
OCT Clinical Service Agreement (2)	171	314	485
Database Integration Service Agreement (3)	130	146	276
Drug purchase commitments (4)	105	-	105
Total	$411	$460	$871

(1)
Our office lease in Chapel Hill, NC expired January 15, 2011. In February 2011, we entered into a lease for a new office facility in Research Triangle Park, North Carolina.  Amounts shown assume the maximum amounts due under the leases.

(2)
Under the service agreement with OCT Group LLC entered in August 2010, we are required to make several payments over the course of our planned Phase II clinical trial in Russia.  The payments will be made upon the fulfillment of several milestones during the planned clinical trial including: regulatory approval of trial, enrollment of patients and the completion of therapy of patients.

(3)
Under the service agreement with Database Integrations entered in December 2010, we are required to make several payments over the course of our planned Phase II clinical trial in Russia.  The payments will be made upon the fulfillment of several milestones during the planned clinical trial including: EDC live, time and completion of enrollment.

(4)	Commitments to our third party manufacturing vendors that supply drug substance primarily for our clinical studies.